FAITHSHARES TRUST
FaithShares Baptist Values Fund
FaithShares Catholic Values Fund
FaithShares Lutheran Values Fund
FaithShares Methodist Values Fund
Supplement dated May 27, 2011
to the Prospectus and Statement of Additional Information dated November 29, 2010
This supplement provides new and additional information beyond that contained in the prospectus and statement of additional information (“SAI”) and should be read in conjunction with the prospectus and SAI.
After careful consideration, the Board of Trustees of the FaithShares Trust (the “Trust”) has determined to close and liquidate the FaithShares Baptist Values Fund, the FaithShares Catholic Values Fund, the FaithShares Lutheran Values Fund and the FaithShares Methodist Values Fund (each a “Liquidating Fund,” and, collectively, the “Liquidating Funds”). The FaithShares Christian Values Fund (FOC) will remain open.
The last day of trading of each Liquidating Fund’s shares on the NYSE Arca will be July 15, 2011. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. Each Liquidating Fund will be closed to new investors as of July 15, 2011. Between July 20 and July 27, the Liquidating Funds will be in the process of liquidating their portfolio assets. This will cause the Funds to increase their cash holdings and deviate from the investment objective and strategies stated in the prospectus.
Shareholders remaining in a Liquidating Fund on July 27, 2011 will have their shares redeemed automatically on this date and will receive cash in an amount equal to the net asset value of their shares as of the close of business on July 27. This amount includes any accrued capital gains and dividends. Shareholders remaining in a Liquidating Fund on July 27 will not be charged any transaction fees by a Liquidating Fund. The net asset value of a Liquidating Fund will reflect the costs of closing the Liquidating Fund.
Whether you sell your shares or are automatically redeemed on July 27, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) or adjusted cost basis in such shares.
If you would like additional information, please call 1-877-FAITH-55 or visit www.faithshares.com.

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